SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

                                   --------
                   Deutsche Ultra-Short Investment Grade Fund




The following disclosure replaces similar disclosure under the "PART I:
APPENDIX I-E - SERVICE PROVIDER COMPENSATION" section of the fund's Statement of Additional Information:



The following waivers are currently in effect for the fund:


The Advisor has contractually agreed through November 30, 2016 to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.20% and 0.30% for Institutional Shares and Investment Class, respectively. These agreements may only be terminated with the consent of the fund's Board.

               Please Retain This Supplement for Future Reference


March 16, 2016
SAISTKR-244

                                                    Deutsche Asset Management
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